UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

SENTRY PETROLEUM LTD.

(Exact name of registrant as specified in charter)

Nevada	20-4475552
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

5190 Neil Road, Suite 430, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 680-7649

Summit Exploration Inc.

(Former name or former address, if changed since last report)

Item 8.01 Other Events.

On December 12, 2007 the Company issued a press release announcing that effective December 13, 2007 the Company has changed its trading symbol to SPLM.

Item 9.01 Financial Statements and Exhibits

c) Exhibits

The following exhibits are furnished with this Form 8-K:
99.1 Press Release dated December 12, 2007: Sentry Petroleum Ltd. Announces Change to its Trading Symbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SENTRY PETROLEUM LTD.

Signature	Title	Date

ALAN HART Alan Hart	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director	December 12, 2007